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                                                                   EXHIBIT 10.20
                             AMENDMENT NUMBER THREE
                                       TO
                            WHITEHALL JEWELLERS, INC.
                                   401(k) PLAN


                  WHEREAS, Whitehall Jewellers, Inc., a Delaware corporation (the "Company"), has heretofore adopted and maintains a defined contribution plan for the benefit of certain employees designated the "Whitehall Jewellers, Inc. 401(k) Plan" (the "Plan"); and

                  WHEREAS, the Company desires to amend the Plan in certain respects;

                  NOW, THEREFORE, pursuant to the power of amendment contained in Section 14.1 of the Plan, the Plan is hereby amended, effective March 11, 1999, by adding at the end thereof the Appendix A attached hereto.






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                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its Chairman and attested by its Secretary on this 11th day of March, 1999.


                                          WHITEHALL JEWELLERS, INC.


                                          By:    /s/ Hugh M. Patinkin
                                              ----------------------------
                                                         Chairman



ATTEST:


    /s/ John R. Desjardins
-------------------------------
          Secretary









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                                   APPENDIX A
                                       TO
                            WHITEHALL JEWELLERS, INC.
                                   401(k) PLAN

                 Special Rule for Employees Formerly Employed by
                Carlyle & Co. at Walnut Square, Dalton, Georgia,
               Carlyle & Co. at Lycoming Mall, Muncy, Pennsylvania
                                  or Jewel Box


         Solely for the purpose of determining whether an Employee has completed a Year of Service, all service completed by such individual while employed by any of (a) Carlyle & Co. at Walnut Square, Dalton, Georgia (the "Dalton Store"),
(b) Carlyle & Co. at Lycoming Mall, Muncy, Pennsylvania (the "Muncy Store") or
(c) Jewel Box ("Jewel Box") shall be included, provided that the individual satisfies the following conditions:

         1. The individual was employed by the Dalton Store, the Muncy Store or Jewel Box on the day immediately preceding the date (the "Closing Date") of the completion of the transactions contemplated by the Agreement (the "Agreement") dated the 19th day of June, 1998, by and between Carlyle & Co. Jewelers, a Delaware corporation, Carlyle & Co. Montgomery, an Alabama corporation, and J.E. Caldwell Co., a Pennsylvania corporation and the Company;

         2. The individual is offered employment by the Company in connection with the transaction contemplated by the Agreement; and

         3. The individual accepts such offer of employment with Whitehall Jewellers, Inc. and on or about the Closing Date becomes an employee of the Company.











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